                                                                   Exhibit 10.26

                [LETTERHEAD OF DUNDEE REALTY MANAGEMENT CORP.]


May 27, 1999

Ms. Carla Finamore
Transmode Consultants Inc.
1111 West Hastings Street                        Via Facsimile 1-604-682-4017
Suite 100                                        ----------------------------
Vancouver, British Columbia
V6E 2J3

Dear Ms. Finamore:


Re:  Proposed Sublease of 5405 Eglinton Avenue West, Suite 210 to
     Bamboo.com Canada, Inc: (tile "Sub-Tenant")
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5395-5409 Eglinton Avenue West Inc (the "Landlord") hereby consents to the
Sublease of 5405 Eglinton Avenue West, Suite 210, subject to the fulfillment of each and every one of the following conditions:


1) Transmode Consultants Inc. (the "Sub-Landlord") shall remain responsible for the fulfillment of each and every term, condition and covenant of the Head-Lease, which shall remain the same, entered into between it and Beallor, Beallor & Burns, Inc. dated June 30, 1994, under which 5395-5409 Eglinton Avenue West Inc. is now the Landlord.

2) The Sublease commences June 1, 1999, subject to the execution of this consent and extends to May 30. 2001 (the balance of the term of the Head-Lease less one (1) day).

3) Any further Sublease or assignment is governed by the assigning and subletting provisions of the Head-Lease.

4) The Landlord requires a certified cheque which shall cover the administration costs and the fee to prepare the Consent to Sublease, equal to $1,070.00 (including G.S.T.).

Ms. Carla Finamore
May 27, 1999 - Page 2
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5)   The Sub-Tenant accepts the Premises in an "as is" condition. Any items of work required by the Sub-Tenant shall be performed by the Landlord at the Sub-Tenant's sole expense.

6) The Landlord shall supply and install building standard entrance door signage at the Sub-Tenant's sole expense.

7) Prior to occupancy, the Sub-Tenant agrees to provide the Landlord with an insurance certificate as outlined in the Head-Lease,

8) By way of this Agreement, the Head-Lease is amended to reflect the correct square footage of Three Thousand and Ninety-One (3,091) square feet, as per the attached certified area Certificate, marked as Schedule "A".

9) The Sub-Tenant agrees and accepts the provisions of this letter and by doing so agrees directly with the Landlord that:

     (1) The provisions set out above in this letter are confirmed,

     (2) It has read the Head-Lease and is bound by each of the provisions of that Head-Lease as though it had signed the Head-Lease itself directly with the Landlord Insofar as obligations are to be performed under that Head-Lease from and after the commencement date of the Sublease.

     (3) It will not seek to enforce rights under the Landlord and Tenant Act or the Bankruptcy and Insolvency Act to obtain a new Lease directly with the Landlord where the Tenant becomes bankrupt or Insolvent or the Lease is terminated for a default unless all rental obligations under the Lease are paid up to date and the obligations of the Lease are in good standing at the lime.

     (4) It will recognize the Landlord's rights to distrain and other rights and remedies under the Head-Lease,

If you have any questions with respect to the foregoing, kindly contact the undersigned.

Yours very truly,

DUNDEE REALTY MANAGEMENT CORP.
Property Manager for Centennial Centre



Cheryl Ledamun
Assistant Leasing Manager

Ms. Carla Finamore
May 27, 1999 - Page 3
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              AGREED and accepted this _____ day of _________, 1999


                           TRANSMODE CONSULTANTS INC.

                 __________________________________________ c/s
                                Mr. Adil Cubukgil
                  I have the authority to bind the corporation
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              AGREED and accepted this _____ day of _________, 1999


                           BAMBOO.COM CANADA, INC.

                 __________________________________________ c/s
                                Mr. Andy Aicklen
                  I have the authority to bind the corporation
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

                               OFFER TO SUB-LEASE
                   Agreement made this 27th day of May, 1999.



BETWEEN:  bamboo.com Canada Inc.
          (hereinafter referred to as the "Sub-Tenant")

AND       Transmode Consultants Inc. ("Transmode")
AND/OR:   Traxis Inc. ("Traxis")
          (Individually and collectively referred to herein as the "Sublandord")

LOCATION: 5405 Eglinton Avenue West Suite 210
          Toronto, Ontario M9C 5K6
          (hereinafter referred to as the "Building")



PREMISES:      The Sub-Tenant hereby offers to Sub-Lease approximately three thousand ninety-one (3,091) square feet of office space on the second (2nd) floor of the Building (hereinafter referred to as the "Premises"). The size of said Premises is indicated on Schedule "A" and the approximate location of said Premises is indicated on Schedule "B", attached.



TERM:          The Term of the Sub-Lease (the "Term") shall be from the First
               (1st) day of June 1999 (the "Commencement Date") up to and including May 30, 2001.



NET RENT:      The "Net Rent" for the Premises shall be as follows:
               June 1, 1999 May 30, 2001: Nine Dollars and zero cents ($9.00) per rentable square foot per annum for each year of the Sublease term.



ADDITIONAL
RENT:          In addition to the Net Rent above, the Sub-Tenant shall also pay, as "Additional Rent", its proportionate share of the Landlord's cost of operating, maintaining and managing the building, its proportionate share of realty taxes and cost of hydro and any additional services or special expenses but including janitorial services, all as more fully defined in the Lease document, it being intended that the rent payable to the Sub-Landlord shall be completely net. Additional Rent for the calendar year 1999 is estimated to be ten dollars and sixty eight cents ($10.68) per rentable square foot.
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Offer to Sub-Lease,                                                 Page 1 of 7

POST-DATED
CHEQUES: The Sub-Tenant shall deliver a series of post-dated cheques to the Sub-Landlord at the beginning of the Sub-Lease Term for the balance of the calendar year and the beginning of each calendar year thereafter until the end of the Sub-Lease Term.

                The total amount of the post-dated cheque shall include the Net Rent and the estimated Additional Rent for the year plus GST. The first post-dated cheque for the 1999 series of post-dated cheques will be in the amount of five thousand four hundred twenty four dollars and ten cents ($5,424.10) for Net and Additional Rent for 1999 plus GST.

USE: The Premises will be used solely for the purpose of general business offices.


DEPOSIT: The Sub-Tenant will deliver a cheque in the amount of ten thousand eight hundred forty eight dollars and twenty cents ($10,848.20) payable to "Transmode Consultants Inc." as a deposit for application on account of first and last month payments of Net and estimated Additional Rent plus GST, as they fall due once the Offer to Sub-Lease has been unconditionally accepted by both parties.


"AS IS": The Sub-Tenant acknowledges that it has seen the Premises and agrees to accept said Premises in an "as is" condition and shall not call upon the Sub-Landlord to perform any Leasehold improvements.

                The Landlord hereby warrants that the Premises and its Leasehold Improvements are in compliance with the Building Code for Ontario and the Municipality's By-Laws in which the building is located.

EARLY
OCCUPANCY:      Provided that the Sub-Lease has been signed by the Sub-Tenant, should the Sub-Tenant wish to occupy all or part of the Premises prior to Commencement Date then the Sub. Tenant shall be permitted provided that the Sub-Tenant shall be governed by all applicable terms of the Sub-Lease as if the Sub- Lease were in full force and effect, save only as to the Net Rent, which in no event will commence sooner than the Commencement Date.

FREE RENT:      The Sub-Landlord, with acceptance of this Offer will grant the
                Sub-Tenant two (2) months of free rent (Net Rent and Additional
                Rent). These two months will be applied and honored at the end of the term (last two (2) payments of the Term).

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Offer to Sub-Lease,                                                 Page 2 of 7

SUB-LEASE
TERMS: The Tenancy shall be on the same terms and conditions as the Head Lease which shall be provided to the Sub. Tenant once the Offer to Sub-Lease has been executed by both parties, save and except for the terms and conditions contained herewith.

DOCUMENTATION:  The Offer to Sub-Lease once executed with signatures will serve as a Sub-Lease. The Sub-Tenant will also be bound to all conditions as stipulated In the Head Lease.

LANDLORD'S
APPROVAL:       It is agreed and understood that this Offer Is subject to the
                Landlord's approval, pursuant to the lease document.

                Failure to secure Landlord's approval on or before May 31st 1999 shall render this Offer null and void, and the deposit shall be returned to the ,Sub-Tenant without Interest or deduction. The time period for Landlord approval can only be extended by written consent of both the Sub-Landlord and the Sub-Tenant.

FINANCIAL
STANDING:       The Sub-Tenant shall, upon request and subject to non-
                disclosure, provide the Sub-Landlord with such Information as to its financial standing and corporate organization as the Sub.
                Landlord may reasonably require, falling which the Sub-Landlord shall be entitled, by written notice tot he Sub-Tenant, to terminate the agreement arising from acceptance of this Offer to Sub-Lease and the deposit shall be returned without interest or deduction. The Sub-Tenant agrees that the Sub-Landlord may conduct or cause to be conducted credit Investigation or inquiries concerning the Sub-Tenant. The Sub-Landlord shall have the option, for five (5) days from acceptance of this Offer to Sub- Lease, of terminating this agreement' by written notice to the Sub-Tenant If the Sub-Landlord, in its reasonable discretion, is not satisfied with the financial standing of the Sub-Tenant and the deposit shall be returned without interest or deduction.

NO
REPRESENTATION: It is understood and agreed that `there are no covenants, representations, agreements, warranties or conditions in any way relating to the subject matter of this Offer to Sub-Lease, whether expressed or implied, collateral or otherwise, except those set forth therein.

APPROVAL OF
HEAD LEASE:     Within seven (7) days of execution of the Offer to Sub-Lease by both parties, the Sub-Tenant will be given a copy of the Head
                Lease. The Sub-Tenant shall have the option, for two (2) days after receipt of the Head Lease, of terminating this Offer to Sub- Lease by written notice to the Sub-Landlord and In such event the deposit shall be returned to the Sub-Tenant without interest or deduction. Failure to notify of its intent to terminate shall constitute agreement on the part of the Sub-
                Tenant with the Head Lease Agreement as a whole.

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Offer to Sub-Lease,                                                 Page 3 of 7

GENERAL: a) Time shall be of the essence of this Offer to Sub-Lease and each and every party thereof.
                b) The agreement arising from acceptance of this Offer to Sub-Lease shall be governed by and construed in accordance with the laws of the Province of Ontario.
                c) The agreement resulting from the acceptance of this Offer to Sub-Lease shall not be assigned by the Sub-Tenant without the written consent of the Sub-Landlord.
                d) All schedules referred to in this Offer to Sub-Lease are annexed to and form part of this Offer and shall form part of this agreement or Sub-Lease constituted by the acceptance of this Offer.

NOTICE: Any notice to be given under the terms of this Offer to Sub-Lease shall be sufficiently given if delivered (by hand, courier, or registered mail) to the party for whom it is intended or if mailed, postage prepaid, by registered mail addressed to the party for whom it Is intended. The addresses for notice are as follows:

                Sub-Landlord:  Transmode Consultants Inc.
                               Suite 200
                               1111 West Hastings Street
                               Vancouver, B.C. V6E 2J3

                Sub-Tenant:    bamboo.com Canada Inc.
                               Suite 210
                               5405 Eglinton Avenue West
                               Toronto, Ontario M9C 5K6

                Any of the parties may change its address for notice by written notice to the other.

                Any notice given as aforementioned shall be conclusively deemed to have been given on the date which it was delivered.

IRREVOCABLE:    This Offer to Sub-Lease is irrevocable until 5:00pm May 28th
                1999 after which if not accepted, It will become null and void, and the deposit shall be returned to the Sub-Tenant without Interest or deduction.

TELECOPYING:    All parties agree that this Offer to Sub-Lease may be
                transmitted by Telecopying Device and that the reproduction of signature by way of this Telecopying Device will be treated as though such reproductions were executed originals and each party undertakes to proved the other with a copy of the Offer to Sub-
                Lease bearing original signatures within a reasonable time after acceptance.

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Offer to Sub-Lease,                                                 Page 4 of 7

SUB-TENANT:     With authority, the undersigned hereby executes this Offer to
                Sub-Lease.

                DATED AT
                        ------------------------

                THIS          DAY OF    1999.
                    ----------      ----
                --------------------------------------------------
                Sub-Tenant's Signature, Authorized Signing Officer

                Name:
                     ---------------------------------------------
                Title:
                      --------------------------------------------


SUB-LANDLORD:   With authority, I/WE hereby accept the above Offer to Sub-Lease subject to all conditions stated above Including receipt of Deposit.


                DATED AT
                        ------------------------

                THIS          DAY OF    1999.
                    ----------      ----
                --------------------------------------------------
                Sub-Tenant's Signature, Authorized Signing Officer


                Name:
                     ---------------------------------------------
                Title:
                      --------------------------------------------


HEAD-LANDLORD'S
CONSENT: We hereby consent to this Offer to Sub-Lease provided that our Tenant (the Sub-Landlord) shall remain, without benefit of division or discussion responsible for payment and performance of the rental, convenants, and all other obligations as contained in the Head Lease.

                -----------------------------------------
                Head-Landlord's Signature

                --------------------------------
                Date:

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Offer to Sub-Lease,                                                 Page 5 of 7

                      [LETTERHEAD OF DOUGLAS B. POLLARD]

                                 SCHEDULE `A'

        February 4th, 1997.


        Centennial Centre
        5405 Eglinton Ave. West, Suite 201
        Etoblocke, Ontario
        M9C 5K6

        Attention: Kimberley Hill




                              CERTIFICATE OF AREA

                         RE: 5405 EGLINTON AVENUE WEST
                                   SUITE 210


        This will certify that, according to our field measurements, the area of the above premises is 3,091 square feet as per Space Database Inc. drawing No. 540502 dated December 18, 1996.

        The area was calculated according to the measurements methods defined in the building standard lease to the outside of solid exterior walls and to the centre line of demising walls.




        Yours truly,



        Douglas B. Pollard O.A.A.
        oc: our file No. C5405210




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Offer to Sub-Lease,                                                 Page 6 of 7

                                  SCHEDULE "B"



                            [Schedule B floor plan]


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Offer to Sub-Lease,                                                 Page 7 of 7